Exhibit 10.20

CUSTODIAL AGREEMENT

among

MORTGAGEIT, INC.

as a Seller,

MORTGAGEIT HOLDINGS, INC.

as a Seller,

MORTGAGEIT SPV I

as Trust,

UBS REAL ESTATE SECURITIES INC.,

as UBS

and

JPMORGAN CHASE BANK,

as the Custodian

Dated as of

August 4, 2004

Section 23.	Certification.

Section 24.	Authorized Representatives.

Section 25.	Construction.

Section 26.	No Recourse.

Exhibit A	Dry Submission Package
Exhibit B-1	Cash Window Submission Package
Exhibit B-2	Freddie Mac Document List
Exhibit B-3	Fannie Mae Document List
Exhibit B-4	Fannie Mae Bailee Letter
Exhibit C-1	Conduit Submission Package
Exhibit C-2	Conduit Bailee Letter
Exhibit D	Conversion Submission Packages
Exhibit E	Request for Certification
Exhibit F	Document Codes
Exhibit G-1	Warehouse Lender’s Release
Exhibit G-2	Warehouse Lender’s Wire Instructions
Exhibit H-1	Trust’s Release
Exhibit H-2	Trust’s Wire Instructions
Exhibit I-1	UBS’s Wire Instructions to Trust
Exhibit I-2	UBS’s Wire Instructions to Custodian
Exhibit I-3	UBS’s Delivery Instructions to Custodian
Exhibit J	Notice by Assignee to Custodian of UBS’s Default
Exhibit K	Limited Power of Attorney
Exhibit L	Unidentified Mortgage Loans List
Exhibit M	Unidentified/Suspension Mortgage Loan Directive
Exhibit N	Form of Delivery Instructions
Exhibit O	UBS’s Instructions to Custodian to Destroy Specified Files
Exhibit P	[Reserved]
Exhibit Q	Authorized Representatives of UBS
Exhibit R	Authorized Representatives of Trust
Exhibit S	Authorized Representatives of Custodian
Exhibit T	Authorized Representatives of MortgageIT, Inc.
Exhibit U	Authorized Representatives of MortgageIT Holdings, Inc.
Schedule A	List of Conduits

CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT, dated as of the date set forth on the cover page hereof (as amended, supplemented or otherwise modified from time to time, “Agreement”), among UBS REAL ESTATE SECURITIES INC., as purchaser under the Loan Repurchase Agreement, the Loan Purchase Agreement and the Loan Participation Agreement, and as agent for the purchasers and the noteholders under the Note Purchase Agreement (“UBS”), JPMORGAN CHASE BANK (“Custodian”), MortgageIT SPV I (“Trust”), MortgageIT, Inc. (“MortgageIT”) and MortgageIT Holdings, Inc. (“MortgageIT Holdings” together with MortgageIT, “Sellers” (and each, individually, “Seller”)).

PRELIMINARY STATEMENT

Sellers and Trust are parties to a Loan Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Sale Agreement”), pursuant to which Sellers have agreed to sell, and Trust has agreed to purchase, mortgage loans from time to time.

Trust acting with respect to the REIT Sub-Trust, UBS, and certain other entities are parties to a Note Purchase and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Note Purchase Agreement”), pursuant to which the Purchasers (as defined therein)), severally, have agreed, subject to the terms and conditions of the Note Purchase Agreement, to purchase the Notes issued thereunder by the REIT Sub-Trust, which will be secured by the REIT Mortgage Loans owned by the REIT Sub-Trust and will be held from time to time by the Noteholders (as defined therein).  It is a condition precedent to the effectiveness of the Note Purchase Agreement that the parties hereto execute and deliver this Custodial Agreement.

Trust acting with respect to the TRS Sub-Trust and UBS are parties to a Mortgage Loan Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Repurchase Agreement”), a Mortgage Loan Purchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Purchase Agreement”), and a Mortgage Loan Participation Agreement, dated as of the date hereof (as amended, supplemented or otherwise in effect from time to time, the “Loan Participation Agreement”) pursuant to which UBS has agreed to purchase, from time to time, at its sole election from the TRS Sub-Trust, TRS Mortgage Loans or Participation Certificates (as defined in the Loan Participation Agreement) evidencing ownership in the TRS Mortgage Loans.

UBS desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of UBS or any Assignees in accordance with the terms and conditions hereof.

The parties, intending to be legally bound, agree as follows:

Section 1.                                            Definitions.  Capitalized terms used but not defined herein shall have the meanings set forth in the Definitions List attached as Schedule 1 to the Loan Sale Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Agency”:  Freddie Mac or Fannie Mae, as applicable.

“Applicable Agency Documents”:  The documents listed on Exhibit B-2 or Exhibit B-3, as applicable.

“Applicable Guide”:  With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by such Takeout Investor, as such guide may be amended or supplemented from time to time.

“Assignee”:  With respect to this Agreement and any Mortgage Loan, any assignee of UBS pursuant to a sale, pledge or rehypothecation of the Mortgage Loan.

“Assignment of Mortgage”:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, which when recorded is sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

“Bailee Letter”:  A Fannie Mae Bailee Letter or a Conduit Bailee Letter, as applicable.

“Business Day”:  Any day other than (i) a Saturday, Sunday or other day on which banks located in the City of New York, New York are authorized or obligated by law or executive order to be closed, or (ii) any day on which UBS is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

“Cash Window Submission Package”:  The documents listed on Exhibit B-1, which shall be delivered by Trust, MortgageIT or MortgageIT Holdings to Custodian in connection with each Cash Window Transaction.

“Cash Window Transaction”:  A transaction initiated by UBS’s delivery of a Request for Certification which identifies Fannie Mae or Freddie Mac as the Takeout Investor but does not include a Conversion Code.

“Certification”:  With respect to a Mortgage Loan, the full performance by Custodian of the procedures set forth in Sections 4(a) and 4(b).

“Certification Code”:  A Mortgage Loan Absentee Code, a Mortgage Loan Approval Code or a Mortgage Loan Suspension Code.

“Certification Report”:  A Request for Certification to which Custodian has added its Certification Codes and, when a Certification Code indicates suspension, applicable Exception Codes, and which is transmitted by Custodian to UBS in an appropriate data layout provided by UBS.

“Commitment”:  A commitment executed by Takeout Investor and MortgageIT on Takeout Investor’s letterhead evidencing Takeout Investor’s agreement to purchase one or more Mortgage Loans from MortgageIT and MortgageIT’s agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Commitment Expiration Date.

“Commitment Expiration Date”:  With respect to any Commitment, the expiration date thereof.

“Conduit”:  Any of the Entities listed on Schedule A, as amended or supplemented from time to time.

“Conduit Bailee Letter”:  The master bailee letter, in the form of Exhibit C-2, for use by Custodian in connection with the delivery of a Conduit Submission Package; provided, however, for the purposes of delivering the related Conduit Submission Package, excluding (i) a copy of the Commitment, (ii) the Warehouse Lender’s Release or Trust’s Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

“Conduit Submission Package”:  The documents listed on Exhibit C-1, which shall be delivered by Trust, MortgageIT or MortgageIT Holdings to Custodian under the Conduit Transaction.

“Conduit Transaction”:  A transaction initiated by UBS’s delivery of a Request for Certification which identifies a Conduit as the Takeout Investor but does not include a Conversion Code.

“Confirmation”:  A confirmation confirming a trade between MortgageIT or MortgageIT Holdings and Takeout Investor.

“Conversion Code”:  With respect to a Mortgage Loan, the conversion code set forth in Part II of Exhibit F, entered by UBS, along with the Program Code, in the “PROG CODE” column of the related Request for Certification indicating that (i) such Mortgage Loan was previously acquired by UBS in a Dry Transaction and (ii) a Conversion Submission Package shall be received by Custodian on the applicable Delivery Date.

“Conversion Submission Package”:  One of the sets of documents listed on Exhibit D, which shall be delivered by Trust, MortgageIT or MortgageIT Holdings to Custodian in connection with each Conversion Transaction.

“Conversion Transaction”:  With respect to a Mortgage Loan, a transaction initiated by UBS’s delivery to Custodian of a Request for Certification containing a Conversion Code.  A Conversion Transaction shall always be preceded by a Dry Transaction.

“Cooperative Apartment”:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative Corporation, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease in accordance with the laws of the state in which the building is located.

“Cooperative Corporation”:  The entity that holds title (fee or an acceptable leasehold estate) to a Cooperative Apartment and which governs such Cooperative Apartment, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

“Cooperative Loan”:  A Mortgage Loan evidenced by a Mortgage Note and secured by a first lien against the Cooperative Ownership Interest in a Cooperative Apartment and by the related Proprietary Lease.

“Cooperative Ownership Interest”:  With respect to any Cooperative Loan, the ownership interest in a single Cooperative Apartment, including (i) the shares issued by the related Cooperative Corporation, (ii) the leasehold interests in the Cooperative Apartment and (iii) all attendant right, title, and interest thereto.

“Cumulative Position File”:  A list of all Mortgage Loans held by Custodian on each day which includes all information which would be on Custodian’s Certification Report and additionally includes the shipping information for each Mortgage Loan which has been released from Custodian’s possession (i.e., airbill number, federal express tracking code or other identifying information).

“Custodian”:  JPMorgan Chase Bank, a New York banking corporation, and its permitted successors hereunder.

“Delivery Date”:  With respect to a Mortgage Loan, the date set forth on the related Request for Certification in the “DELIVERY DATE” column, which shall be either (1) the Note Purchase Date or (2) the Business Day on which Trust desires the applicable portion of the related Submission Package be sent by Custodian to the Takeout Investor, i.e., one Business Day prior to the Business Day on which Trust desires the applicable portion of the Submission Package to be received by the Takeout Investor.

“Delivery Directive”:  With respect to each Mortgage Loan being offered for sale or being pledged by Trust to UBS pursuant to a Conduit Transaction or a Cash Window Transaction, the delivery directive, set forth in Part IV of Exhibit F, used by UBS in a notice delivered via electronic transmission in the form of Exhibit M, to direct Custodian to deliver the related Submission Package in accordance with the Delivery Instructions.

“Delivery Instructions”:  With respect to a Mortgage Loan, instructions prepared by the Administrator, in the form of Exhibit N indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

“Dry Submission Package”:  The documents listed on Exhibit A, which shall be delivered by Trust or the related Seller to Custodian in connection with each Dry Transaction.

“Dry Transaction”:  A transaction initiated by UBS’s delivery to Custodian of a Request for Certification, which does not identify a Takeout Investor, and which does not include a Conversion Code.

“Electronic Agent”:  The electronic agent identified in the Electronic Tracking Agreement.

“Electronic Tracking Agreement”:  The Electronic Tracking Agreement, dated as of August 4, 2004, among UBS, Trust, MortgageIT, MortgageIT Holdings, an electronic agent and Mortgage Electronic Registration Systems, Inc., as the same shall be amended, supplemented or otherwise modified from time to time; provided that if no Mortgage Loans are or will be MERS Designated Mortgage Loans, all references herein to the Electronic Tracking Agreement shall be disregarded.

“Entity”:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Exception Code”:  Each of the exception codes set forth in Part V of Exhibit F, placed by Custodian on a Certification Report indicating missing documents, incomplete documents and deficiencies in documents reviewed by Custodian.

“Expected Delivery Date”:  The date identified on a Request for Certification as the “Expected Delivery Date of Mortgage File”, which shall be the date on which Trust, MortgageIT or MortgageIT Holdings has informed UBS that a Submission Package will be received by Custodian from Trust, MortgageIT or MortgageIT Holdings.

“Fannie Mae”:  Fannie Mae, or any successor thereto.

“Fannie Mae Bailee Letter”:  The master bailee letter, in the form of Exhibit B-4, for use by Custodian in connection with the delivery to Fannie Mae of the Cash Window Submission Package, excluding (i) the original Assignment of Mortgage, in blank, (ii) the Warehouse Lender’s Release or Trust’s Release, as applicable, (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions and (v) a copy of the Commitment.

“Fannie Mae Commitment”:  A commitment executed by Fannie Mae and MortgageIT evidencing Fannie Mae’s agreement to purchase one or more Mortgage Loans from MortgageIT and MortgageIT’s agreement to sell one or more Mortgage Loans to Fannie Mae by the applicable Commitment Expiration Date under the Applicable Guide.

“Freddie Mac”:  Freddie Mac or any successor thereto.

“Freddie Mac Commitment”:  A commitment executed by Freddie Mac and MortgageIT evidencing Freddie Mac’s agreement to purchase one or more Mortgage Loans from MortgageIT and MortgageIT’s agreement to sell one or more Mortgage Loans to Freddie Mac by the applicable Commitment Expiration Date under the Applicable Guide.

“Hold Directive”:  With respect to each Mortgage Loan being offered by Trust for sale to UBS pursuant to a Conduit Transaction or a Cash Window Transaction, the hold directive, set forth in Part IV of Exhibit F, delivered by Trust via electronic transmission in a notice in the form of Exhibit M to direct Custodian to continue to hold the related Submission Package.

“HUD”:  The United States Department of Housing and Urban Development or any successor thereto.

“Limited Power of Attorney”:  A limited power of attorney, in the form of Exhibit K, executed by Trust and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

“Loan Participation Agreement”:  The Mortgage Loan Participation Agreement, dated as of August 4, 2004, among the Trust acting with respect to the TRS Sub-Trust, as seller, and UBS, as participant, as amended, supplemented or otherwise modified from time to time.

“Loan Identification Data”:  The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include UBS’s reference number, the name of UBS’s applicable program, the Mortgage Loan number, the MERS Identification Number, the last name of the Mortgagor, the address of the Mortgaged Property, the face amount of the Mortgage Note, the number of months to maturity of the Mortgage Loan, and the interest rate borne by the Mortgage Note and, solely with respect to Cash Window Transactions, Conduit Transactions and Conversion Transactions, the name of the Takeout Investor, the sale price of the Mortgage Loan to the Takeout Investor, the commitment number, the Commitment Expiration Date, the Delivery Date, the Release Payment, and the name of the Warehouse Lender.

“Losses”:  Any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys’ fees) incurred by any person specified; provided, however, that “Losses” shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

“MERS Designated Mortgage Loan”:  shall have the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement; provided that no Mortgage Loan shall be considered a MERS Designated Mortgage Loan unless an Electronic Tracking Agreement shall have been entered into.

“MERS Identification Number”:  The eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

“MERS Procedures Manual”:  The MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement, as it may be amended, supplemented or otherwise modified from time to time.

“MERS Report”:  The schedule listing MERS Designated Mortgage Loans and other information prepared by the Electronic Agent pursuant to the Electronic Tracking Agreement.

“MERS® System”:  The Electronic Agent’s mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

“Mortgage”:  A mortgage, deed of trust or other security instrument creating a  first or second lien on an estate in fee simple in real property securing a Mortgage Note.

“Mortgage Loan”:  A first or second lien, residential, one-to-four family mortgage loan originated in accordance with the Underwriting Guidelines that is subject to this Agreement.  For the purpose of this Agreement, a Mortgage Loan shall be a REIT Mortgage Loan or a TRS Mortgage Loan, but shall not include a TRS Mortgage Loan that is subject to the Loan Participation Agreement.

“Mortgage Loan Absentee Code”:  The mortgage loan absentee code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify UBS that a Submission Package related to a Mortgage Loan listed on a Request for Certification is not in Custodian’s possession.

“Mortgage Loan Approval Code”:  The mortgage loan approval code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify UBS that Custodian’s review of the applicable items in a Submission Package is complete and that such items satisfy all the applicable requirements set forth in Section 4(a) and Section 4(b).

“Mortgage Loan Suspension Code”:  The mortgage loan suspension code, set forth in Part III of Exhibit F, placed by Custodian on a Certification Report to notify UBS that Custodian’s review of the Submission Package has determined that one or more of the documents in the Submission Package are missing, incomplete or incorrect and/or do not satisfy one or more of the requirements set forth in Section 4(a) or Section 4(b).

“Mortgage Note”:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property”:  The real property subject to the lien of the Mortgage securing a Mortgage Note.

“Mortgagor”:  The obligor on a Mortgage Note.

“Note Purchase Date”:  With respect to a REIT Mortgage Loan, the date on which a Note Purchase is made under the Note Purchase Agreement as contemplated in Section 2 thereto.

“Notice of Bailment”:  A notice, in the form of Schedule A to Exhibit B-4 or C-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

“Officer’s Certificate”:  With respect to MortgageIT or MortgageIT Holdings, a certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of MortgageIT or MortgageIT Holdings, as applicable, and delivered to UBS as required by this Agreement.

“Payee Number”:  The code used by Fannie Mae to indicate the wire transfer instructions that will be used by Fannie Mae to purchase a Mortgage Loan.

“Program Code”:  Each of the codes, set forth in Part I of Exhibit F, placed by UBS in the “PROG CODE” column of a Request for Certification indicating that the Mortgage Loan is being offered by MortgageIT or MortgageIT Holdings to UBS in a Dry Transaction, Cash Window Transaction or a Conduit Transaction, as applicable.

“Proprietary Lease”:  With respect to any Cooperative Apartment, a lease or occupancy agreement between a Cooperative Corporation and a holder of the related Cooperative Ownership Interest.

“Purchase Date”:  With respect to a TRS Mortgage Loan, the date on which UBS purchases such Mortgage Loan from the TRS Sub-Trust.

“Recognition Agreement”:  With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Apartment.

“REIT Mortgage Loans”:  The Mortgage Loans sold by MortgageIT Holdings to the REIT Sub-Trust under the Loan Sale Agreement or transferred into the REIT Sub-Trust under the Trust Agreement, which are subject to the terms of the Note Purchase Agreement.

“Release Payment”:  The funds referred to in a Warehouse Lender’s Release or Trust’s Release, as applicable.

“Request for Certification”:  A report detailing Loan Identification Data supplied by MortgageIT or MortgageIT Holdings to UBS, transmitted by UBS to Custodian either via facsimile in the form of Exhibit E or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale or being pledged by Trust to UBS.

“Security Agreement”:  With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Ownership Interest and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Ownership Interest and the related Proprietary Lease, which shall include any riders, addenda, assumption agreements, or modifications relating thereto.

“Submission Package”:  With respect to each Mortgage Loan, a Dry Submission Package, a Cash Window Submission Package, a Conduit Submission Package or a Conversion Submission Package, as applicable.

“Successor Servicer”:  An entity with the necessary Agency Approvals, as the circumstances may require, and designated by UBS, in accordance with the applicable Servicing Agreement, to replace GMAC Mortgage Corporation as REIT Servicer under the REIT Servicing Agreement and/or to replace MortgageIT as the TRS Servicer under the TRS Servicing Agreement.

“Takeout Investor”:  A Person who has entered into an agreement with MortgageIT to purchase one or more Mortgage Loan on its own behalf or on behalf of a securitization trust or other securitization vehicle.

“TRS Mortgage Loans”:  The Mortgage Loans sold by MortgageIT to the TRS Sub-Trust under the Loan Sale Agreement, which may become subject to the terms of the Loan Repurchase Agreement, the Loan Purchase Agreement and/or the Loan Participation Agreement.

“Trust Agreement”:  The Trust Agreement dated as of August 4, 2004, among MortgageIT, MortgageIT Holdings, and Wilmington Trust Company, as Owner Trustee, as amended, supplemented or otherwise modified from time to time.

“Trust’s Release”:  A letter, in the form of Exhibit H-1, delivered by the Administrator when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Trust’s right, title and interest in such Mortgage Loan upon receipt of payment by Trust.

“Trust’s Wire Instructions”:  The wire instructions, set forth in a letter in the form of Exhibit H-2, to be used for the payment of funds to Trust when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

“UBS”:  UBS Real Estate Securities Inc. and its successors.

“UBS’s Wire Instructions to Trust”:  The wire instructions, set forth on Exhibit I-1, specifying the account which shall be used for the payment of all amounts due and payable by Trust to UBS hereunder.

“UBS’s Payment”:  The amount set forth on the Request for Certification in the “RELEASE PAYMENT” column.

“UBS’s Wire Instructions to Custodian”:  The wire Instructions delivered by UBS to Custodian, in the form of Exhibit I-2, executed by UBS, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with UBS’s Wire Instructions to Trust shall be transferred by Custodian.

“Underwriter”:  Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by UBS.

“Underwriter’s Form”:  A Fannie Mae / Freddie Mac Form 1008/1077, HUD 92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, or a mortgage loan pool insurance certificate, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

“Unidentified/Suspension Mortgage Loan Directive”:  A Delivery Directive or a Hold Directive, as applicable.

“Unidentified Mortgage Loans List”:  A list of Mortgage Loans for which Custodian has received the related Submission Packages from Trust, MortgageIT or MortgageIT

Holdings but which have not been identified by UBS in a Request for Certification.  Such list shall include, with respect to each Mortgage Loan, the information set forth in Exhibit L.

“Warehouse Lender”:  Any lender providing financing (including repurchase facilities) to either MortgageIT or MortgageIT Holdings in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of MortgageIT or MortgageIT Holdings to such lender; provided, however, that the Warehouse Lender shall not include UBS.

“Warehouse Lender’s Release”:  A letter, in the form of Exhibit G-l, from a Warehouse Lender to UBS, conditionally releasing all of Warehouse Lender’s right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

“Warehouse Lender’s Wire Instructions”:  The wire instructions, set forth in a letter in the form of Exhibit G-2, from a Warehouse Lender to UBS, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

Section 2.                                            Delivery of Documents by Trust.

(a)           Trust may, before the first purchase by UBS under any of the Financing Documents of a Note or Mortgage Loan, as applicable, deliver to Custodian a Limited Power of Attorney; provided, however, Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

(b)           If Trust desires to engage in Cash Window Transactions, prior to the first such transaction:

(i)            relating to a Freddie Mac Commitment, Trust shall deliver to UBS a copy of (i) Freddie Mac Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and Freddie Mac, (ii) Freddie Mac Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to UBS, duly executed by Trust and Freddie Mac, and (iii) Freddie Mac Form 1 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages - Original Cash) or Freddie Mac Form 9 (Fixed-Rate Mortgage Purchase Contract Conventional Home Mortgages – Gold Cash), or Freddie Mac Form 2 (Adjustable Rate Purchase Contract Conventional Home Mortgages); or

(ii)           relating to a Fannie Mae Commitment, Trust shall deliver to UBS a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and Fannie Mae, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee – Wire Transfer Information), and (iii) either a Standard Mandatory Delivery Commitment or a Negotiated Mandatory Delivery Commitment or a Negotiated Market-Rate Standby Commitment.

(c)           With respect to each Mortgage Loan being offered for sale or being pledged to UBS pursuant to (i) a Dry Transaction, (ii) a Cash Window Transaction, (iii) a Conduit Transaction or (iv) a Conversion Transaction, Trust shall deliver (or shall cause the related Seller to deliver) to Custodian a Submission Package on the Expected Delivery Date.  In

no event shall Trust deliver a Submission Package to Custodian later than 12:00 Noon New York City time on the related Delivery Date.

Section 3.                                            Custodian as Custodian for, and Bailee of, UBS, Assignee and Warehouse Lender.

(a)           With respect to each Mortgage Note, each Assignment of Mortgage (except with respect to MERS Designated Mortgage Loans) and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian’s possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely in the capacity of custodian for, and bailee of, UBS.  Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4, hold all documents constituting a Submission Package received by it for the exclusive use and benefit of UBS, and shall make disposition thereof only in accordance with this Agreement and the directions of UBS; and have no discretion or authority to act in a manner which is in any respect contrary to its role as custodian with respect to its obligations to UBS.  Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fireproof facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that UBS is the owner of the Mortgage Loans and that the Submission Package is being held for UBS.

(b)           UBS hereby notifies Custodian that each Mortgage Loan pledged to or purchased by UBS shall be promptly assigned by UBS to Assignee, as of the date of Purchase, as described in Section 9.  Upon notice, in the form of Exhibit J, by Assignee to Custodian of UBS’s default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, (iii) assume the rights of UBS under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee and (iv) take all such actions under the Electronic Tracking Agreement which are necessary to effectuate any of the foregoing.  Custodian shall give Assignee written acknowledgment to the effect set forth in (i), (ii) and (iii), by executing such notice and returning a copy thereof to Assignee.  In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package to UBS, Takeout Investor or UBS’s designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian.  The failure of Custodian to give the written acknowledgement referred to above shall not affect the validity of such assignment, pledge or grant of a security interest.  The effects of Assignee’s notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee.  The terms of this Agreement shall not apply to any Submission Package physically delivered by Custodian to Assignee.

(c)           Trust, the related Seller and UBS acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender’s Release to be received by Custodian pursuant to Section 2(c), is a warehouse lender for such related Seller.  Trust, the related Seller and UBS acknowledge that, in accordance with the terms of each Warehouse

Lender’s Release to be received by Custodian pursuant to Section 2(c), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender’s Release, such release shall not be effective until the Release Payment is received in accordance with the Warehouse Lender’s Wire Instructions.  Until receipt of a Release Payment, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect.

(d)           If any additional documents relating to the Submission Package come into Custodian’s possession, the provisions of paragraphs (a), (b) and (c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to related Submission Package.

(e)           UBS shall notify Custodian on each Business Day, of all Mortgage Loans purchased by or pledged to UBS on such Business Day which relate to this Agreement.

(f)            On or prior to 7:00 p.m. New York time, Custodian shall deliver to UBS a Cumulative Position Report reflecting all Mortgage Loans held by custodian as of such time under this Agreement.

Section 4.                                            Certification by Custodian; Delivery of Documents.

(a)           With respect to each Mortgage Loan that shall be pledged or sold to UBS, UBS shall deliver to Custodian a Request for Certification.  Upon receipt by Custodian of a Request for Certification, Custodian shall perform the following procedures with respect to each Mortgage Loan listed on such Request for Certification:

(i)            Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification.  If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall annotate its Certification Report in the appropriate space provided with a Mortgage Loan Absentee Code.  If Custodian is in possession of Submission Packages delivered by Seller which do not relate to any of the Mortgage Loans listed on a Request for Certification, Custodian shall generate an Unidentified Mortgage Loans List and shall deliver such List promptly to UBS.  UBS shall deliver a copy of such Unidentified Mortgage Loans List to Seller.  No action shall be taken by Custodian, other than in accordance with Unidentified/ Suspension Mortgage Loan Directive or a notice in the form of Exhibit I 3, with respect to Mortgage Loans appearing on an Unidentified Mortgage Loans List until any such Mortgage Loans are included in a Request for Certification.

(ii)           With respect to each Request for Certification Custodian shall:

(A)          verify the Loan Identification Data appearing in (1) the “LAST NAME” column by comparing such Loan Identification Data to the information in the Mortgage Note and Assignment of Mortgage, (2) the “NOTE DATE” (indicating any Mortgage Note with a date which is greater than 30 days prior with the appropriate exception code), “FACE AMOUNT”, “# OF MONTHS TO MATURITY” and “NOTE RATE” columns by comparing such Loan

Identification Data to the information in the Mortgage Note and (3) the “MERS IDENTIFICATION NUMBER” column by comparing such Loan Identification Data to each the information in the Mortgage Note;

(B)           if the Program Code indicates a Cash Window Transaction, verify the Loan Identification Data appearing in the “LOAN #” column by comparing the related information in any of the related Applicable Agency Documents;

(C)           if the Program Code indicates a Cash Window Transaction, Conduit Transaction or Conversion Transaction, verify the Loan Identification Data appearing in the “TAKEOUT INVESTOR”, “SALE PRICE”, “COMMITMENT #”, and “COMMITMENT EXPIRATION DATE” columns by comparing such Loan Identification Data to the information appearing in the Commitment; and

(D)          if the Program Code indicates a Cash Window Transaction or a Conduit Transaction, verify the Loan Identification Data appearing in the “WAREHOUSE LENDER” column by comparing such Loan Identification Data to the information appearing in the Warehouse Lender’s Release or Trust’s Release, as applicable.

After applying the applicable procedures set forth in clauses (A), (B) and (C) above, any discrepancies between the Loan Identification Data and documents comprising the Submission Package shall be noted by Custodian in the appropriate column immediately below each item of Loan Identification Data.

(b)           With respect to each Request for Certification, following completion by Custodian of the procedures set forth in Section (4)(a):

(i)            Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each such document is in Custodian’s possession, (B) each such document accurately conforms with the Loan Identification Data set forth in the Request for Certification or as modified by any notations supplied by Custodian pursuant to Section 4(a)(ii), (C) each such document appears regular on its face, (D) each such document in the Submission Package appears on its face to conform to the requirements of Exhibit A, Exhibit B-l, Exhibit C-1 or Exhibit F, as applicable, (E) unless the Program Code indicates either a Dry Transaction or a Conversion Transaction, the Mortgage Loan is listed on a schedule attached to a Warehouse Lender’s Release or a Trust’s Release as the case may be, (F) either (1) if the Release Payment is a dollar amount, the amount appearing in the “RELEASE PAYMENT” column on the Request for Certification is equal to or exceeds the Release Payment, or (2) if the Program Code indicates either a Dry Transaction or a Conversion Transaction, or if the Release Payment is a formula, as indicated in Exhibit G 1, Custodian need not verify the amount, if any, appearing in the “RELEASE PAYMENT” column and (G) (1) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to UBS’s Wire Instructions to Seller or (2) the Payee

Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by UBS in the Request for Certification.

(ii)           If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall so indicate in the space provided in its Certification Report with a Mortgage Loan Approval Code.  If Custodian determines that the documents in a Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated to, prepare such endorsement pursuant to the Limited Power of Attorney.  If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform, Custodian shall annotate its Certification Report with a Mortgage Loan Suspension Code followed by each applicable Exception Code such that UBS is informed of each and every missing document and/or non-conformity in the space provided in its Certification Report.

(c)           Custodian shall use its reasonable efforts to perform a Certification with respect to any Submission Package delivered after 12:00 Noon New York City time and by 5:30 pm on the related Delivery Date for which it has received a Request for Certification and, upon completion of its Certification, Custodian shall deliver a Certification Report to UBS.

In connection with the delivery of a Submission Package to a Takeout Investor, all applicable documents comprising a Submission Package relating to Mortgage Loans (except the related Assignments of Mortgage which shall be retained by Custodian) with respect to which Custodian has assigned a Mortgage Loan Approval Code shall be delivered by Custodian in the form and specific order required by MortgageIT, via overnight courier in accordance with the Delivery Instructions on the applicable Delivery Date and, except with respect to Mortgage Loans for which Freddie Mac is the Takeout Investor, under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the Bailee Letter.  If MortgageIT fails to instruct Custodian regarding the order and specific form for a delivery to Takeout Investor of such applicable documents, Custodian shall deliver such applicable documents in the original form and specific order received from Trust.  Custodian shall not deliver any Submission Package to any potential Takeout Investor unless such Takeout Investor was identified by Trust to UBS on the Note Purchase Date or Purchase Date, as applicable, in the Loan Identification Data or as agreed to in writing by UBS.  In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to Custodian, the related Seller shall cause the original of such instrument to be recorded.  In those cases where a copy of an original document has been delivered to Custodian together with an officer’s certificate of the related Seller indicating that such document has been delivered for recordation, Custodian shall, no less frequently than one time per calendar month review such Submission Package to ascertain if the required document has been delivered with the timeframe set forth in such officer’s certificate.  If Delivery Instructions direct Custodian to deliver any portion of a Submission Package to a location that is not Takeout Investor’s office, Custodian must receive UBS’s written consent to make deliveries to such location prior to complying with such Delivery Instructions.  Upon receipt of one written approval from UBS, such written approval shall, unless Custodian receives a notice from UBS to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Seller that list such location.  Following delivery by Custodian of the applicable portion of a Submission File to Takeout Investor, all remaining documents comprising such Submission Package shall be held by Custodian until receipt by Custodian of written instructions from UBS to destroy such documents.  Each month, UBS may, but shall not be obligated to, deliver to Custodian a notice in the form of Exhibit O, informing Custodian of all files that UBS has authorized Custodian to destroy.

All applicable documents comprising a Submission Package relating to Mortgage Loans with respect to which Custodian has assigned a Mortgage Loan Suspension Code shall be held by Custodian until receipt from UBS of instructions.  On each Business Day during which a Mortgage Loan shall have a Mortgage Loan Suspension Code assigned to it, UBS shall send to Custodian an Unidentified/Suspension Mortgage Loan Directive with respect to such Mortgage Loan.

(d)           At any time following the delivery of a Certification, in the event Custodian becomes aware of any defect with respect to such Submission Package or the related forms, including the return of documents to Custodian from Takeout Investor due to a defect in such documents, Custodian shall give prompt oral notice of such defect to UBS, followed by a written specification thereof to UBS within one Business Day.  In addition, Custodian shall provide written notice to UBS in the event that any documents remain in the possession of a Takeout Investor for thirty (30) days.

Section 5.                                            Funding by the Takeout Investor.

Custodian shall promptly notify UBS, either electronically or by facsimile, upon receipt, in accordance with UBS’s Wire Instructions to Seller, of funds by Custodian.  Each notice shall identify all such funds by (i) the amount, (ii) the source from which such funds were received and (iii) to the extent received by Custodian, MortgageIT’s name.  Unless Custodian is otherwise instructed by Assignee, Custodian shall promptly transfer such funds to UBS in accordance with UBS’s Wire Instructions to Custodian.

Section 6.                                            Default.

If either Seller fails to fulfill any of its obligations under the Loan Sale Agreement, the Note Purchase Agreement, the Loan Repurchase Agreement, the Loan Purchase Agreement, the Electronic Tracking Agreement or hereunder or in connection with the exercise by UBS of any remedy pursuant to Section 10 of the Note Purchase Agreement or Section 3 of the Loan Repurchase Agreement then, subject to the provisions of Section 3(c) hereof, UBS may, by notice to Custodian, (a) appoint Custodian as its delegee to complete the endorsements on the Mortgage Notes held by Custodian and to complete and record at UBS’s expense the related blank Assignments of Mortgages relating to the affected Mortgage Loan in accordance with UBS’s instructions, when applicable, (b) require Custodian to deliver to UBS, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by UBS) in Custodian’s possession or under Custodian’s control to which the failure relates, and (c)

take such actions under the Electronic Tracking Agreement on behalf of UBS as are necessary to effectuate the foregoing.

Section 7.                                            Access to Documents.

Upon reasonable prior written notice to Custodian, UBS (or, if applicable, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which UBS has an interest.  Upon the request of UBS (or, if applicable, Assignee) and at the cost and expense of UBS (or, if applicable, Assignee), Custodian shall provide such UBS (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian’s possession relating to any of the Mortgage Loans in which UBS (or, if applicable, Assignee) has an interest.

Section 8.                                            Custodian’s Fees and Expenses; Successor Custodian; Standard of Care.

(a)           It is understood that Sellers, jointly and severally, will be charged for Custodian’s fees for its services under this Agreement in such amounts and in the manner set forth in the related Purchase Agreement.  Notwithstanding the foregoing, Custodian has no lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees.

(b)           Subject to the provisions of any other agreement between Custodian and UBS, Custodian may only resign for cause.  Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by UBS and delivery of all the Submission Packages and any portion of the related documents in Custodian’s possession to the successor Custodian, and (ii) the delivery of all the Submission Packages and any portion of the related documents in Custodian’s possession to UBS or its designee pursuant to (c) below.

(c)           In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian’s possession and the successor Custodian shall hold Submission Packages and related documents in accordance with this Agreement.  If UBS directs the removal of Custodian, UBS shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian’s possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder.  UBS shall have 90 days in which to appoint and designate an acceptable successor Custodian.  If UBS fails to appoint a successor Custodian within such 90-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian’s possession to UBS at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of UBS.

(d)           Custodian shall have responsibility only for the Submission Packages and the contents thereof which have been actually delivered to it and which have not been released to Trust, either Seller, UBS, the Agency or Assignee or their respective agent or designee in accordance with this Agreement.  The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or its own mortgage warehouse loan customers.  Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Trust, Seller, the Agency, UBS or Assignee.

(e)           Custodian shall incur no liability to any Entity for Custodian’s acts or omissions hereunder, except for liabilities which (i) arise from Custodian’s gross negligence or willful misconduct or (ii) solely with respect to UBS, which arise from Custodian negligently or intentionally failing to (A) issue an accurate Certification Report; provided, however, any such liability shall not be incurred with respect to the issuance of an inaccurate Certification Report if the defect causing such inaccuracy would not have been ascertainable by Custodian applying the procedures expressly set forth in this Agreement, (B) timely deliver the Submission Package in accordance with the Delivery Instructions or UBS’s written instructions, as applicable, (C) prevent the loss, damage or destruction of any document included in a Submission Package when held by Custodian, (D) perform its obligations under Section 5 or (E) comply with an Unidentified/Suspension Mortgage Loan Directive; provided, however, Custodian shall have no liability hereunder if Custodian’s failure to perform resulted from the inaction or action of any other Entity, other than Entities that are affiliated with Custodian or are acting under the direct control of Custodian.  Custodian’s liability under this Agreement shall be limited to direct damages resulting from aforesaid.  In addition Custodian shall not be liable, directly or indirectly, for any losses, claims, damages, liabilities or expenses which would have been avoided had any Entity making a claim taken reasonable action to mitigate such losses, claims, damages, liabilities or expenses or (2) special or consequential damages, even if Custodian has been advised of the possibility of such damages; provided, however, that UBS’s direct damages resulting from a decline in the market value of a Mortgage Loan shall not be deemed special or consequential damages.

(f)            Custodian shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in reliance upon such advice.  Custodian also shall be entitled to rely upon any notice, document, correspondence, request or directive received by it from Trust, either Seller, Takeout Investor, UBS or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to the truthfulness of any statements set forth therein.

(g)           Each Seller, jointly and severally, hereby indemnifies, defends and holds Custodian, UBS, the Note Purchasers, the Noteholders, the Servicers and the Trust, and each of their respective officers, directors, employees, agents, trustees and advisors harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by it or them, including court costs and reasonable attorney’s fees and disbursements, in connection with Custodian’s performance of its duties under this Agreement, including those involving ordinary negligence, but excluding those involving gross negligence or willful misconduct of Custodian.  The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement

(h)           Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder.

Section 9.                                            Assignment by UBS.

UBS may assign, pledge or grant a security interest in any or all of its rights under this Agreement and the Electronic Tracking Agreement  to one or more Assignees in connection with the assignment, pledge or grant of a security interest in a Mortgage Loan and the related Mortgage Loan and Assignment of Mortgage.  Trust and the related Seller hereby irrevocably consent to such assignment.  Subject to any limitations in any agreement between Assignee and UBS, Assignee may, upon notice of UBS’s default as provided in Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it or are the subject of a security interest granted to it and, until otherwise notified by Assignee, UBS shall no longer have any of such rights.  Custodian shall assume that any assignment from UBS to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

Section 10.                                      Insurance.

Custodian shall, at its own expense, maintain at all times during the existence of this Agreement (a) fidelity insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodians and be in such amounts and with insurance companies reasonably acceptable to UBS.  A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to UBS, upon request, containing the insured’s statement or endorsement that such insurance shall not terminate prior to receipt by UBS, by registered mail, of 30 days’ notice thereof.

Section 11.                                      Representations, Warranties and Covenants.

(a)           By Custodian.  Custodian hereby represents and warrants to, and covenants with, Trust, each Seller and UBS that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

(i)            Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; and

(ii)           Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and perform its duties and obligations as contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

(iii)          Neither the execution and delivery by Custodian of this Agreement, nor the consummation by Custodian of any of the transactions contemplated hereby, nor the fulfillment by Custodian of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under (i) any term or provision of the Certificate of Incorporation or By-laws of Custodian or any governmental rule applicable to Custodian or (ii) any term or provision of any indenture or other agreement or instrument, to which Custodian is a party or by which Custodian or any material portion of its properties are bound.  No governmental action is required by or with respect to Custodian in connection with the execution and delivery of this Agreement by Custodian or the consummation by Custodian of the transactions contemplated hereby.

(b)           By Trust.  Trust hereby represents and warrants to, and covenants with, Custodian, each Seller and UBS that, as of the date hereof and throughout the term of this Agreement:

(i)            Trust is duly organized, validly existing and in good standing under the laws of the jurisdiction of organization; and

(ii)           Trust has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Trust, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

(c)           By UBS.  UBS hereby represents and warrants to, and covenants with, Custodian and Seller that, as of the date hereof and throughout the term of this Agreement:

(i)            UBS is acquiring the Mortgage Loans, the Notes or the Participation Certificates for its own account only and not for any other person;

(ii)           UBS considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

(iii)          UBS has been furnished with all information regarding the related Mortgage Loans that it has requested from Seller;

(iv)          UBS is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

(v)           UBS has the full power and authority to hold each Mortgage Loan or Note, as applicable, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of UBS, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

(d)           By Sellers.  Each Seller hereby represents and warrants to, and covenants with, Custodian and UBS that, as of the date hereof and throughout the term of this Agreement:

(i)            Such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

(ii)           Such Seller has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

Section 12.                                      No Adverse Interests.

By its acceptance of each Submission Package, Custodian covenants and warrants to UBS that: (a) as of the date of payment by UBS of the Release Payment, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as custodian for UBS; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

Section 13.                                      Amendments.

This Agreement may be amended only by written agreement of Trust, each Seller, UBS and Custodian except that, if this Agreement shall have been assigned by UBS with written notice of such assignment given to Trust, each Seller and Custodian, no amendment shall be effective unless the amendment is also signed by Assignee.  UBS shall give at least five (5) days’ prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five (5) days after it is executed and delivered.  This Agreement, together with the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 14.                                      Execution in Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 15.                                      Agreement for Exclusive Benefit of Parties; Assignment.

This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.  This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties.  Written notice from Assignee to Custodian (with a copy to UBS) that UBS has defaulted in any material respect under any funding or loan agreement relating to the financing of UBS’s purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement and after receipt of such notice, Custodian shall act in accordance with the written instructions of the Assignee with respect to the related Mortgage Files.

Section 16.                                      Effect of Invalidity of Provisions.

In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

Section 17.                                      Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

Section 18.                                      Consent to Service.

Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 22.

Section 19.                                      Submission to Jurisdiction.

With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

Section 20.                                      Jurisdiction Not Exclusive.

Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any other jurisdiction other than as set forth in Section 19.

Section 21.                                      WAIVER OF JURY TRIAL.

EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 22.                                      Notices.

Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile (upon receipt of electronic confirmation) or electronic transmission, personally delivered or sent by overnight courier to the addresses of the parties hereto set forth on the signature pages hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 22.

Section 23.                                      Certification.

Custodian hereby acknowledges that each time it enters the Approval Code on a Request for Certification in the “Approval Code” column, it is making an express representation and warranty to UBS that it has performed the Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

Section 24.                                      Authorized Representatives.

Each individual designated as an authorized representative of UBS or its successors or assigns, Seller and Custodian, respectively (an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of UBS, Seller and Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Exhibits Q, R and S hereof, respectively.  From time to time, UBS, Seller and Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 24, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

Section 25.                                      Construction.

The headings in this Agreement are for convenience only and are not intended to influence its construction.  References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement.  The Exhibits are part of this Agreement.  In this

Agreement, the singular includes the plural, the plural the singular, and the words “and” and “or” are used in the conjunctive or disjunctive as the sense and circumstances may require.

Section 26.                                      No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Trust under this Agreement or any other related documents.

IN WITNESS WHEREOF, Trust, Seller, UBS and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

MORTGAGEIT SPV I

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement

By:	/s/ Janel R. Havrilla
Name: Janel R. Havrilla
Title: Financial Services Officer

Address for Notices:

MortgageIT SPV I
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration
Telecopy No.: (302) 636-4140 or (302) 636-4141
Telephone No.: (302) 651-1000

With a copy to:

MortgageIT SPV I
c/o MortgageIT, Inc.
33 Maiden Lane
New York, NY 10038
Attention: Michael A. Zigrossi and John R. Cuti
Telecopier No.: (212) 651-4674
Telephone No.: (212) 651-4689

MORTGAGEIT, INC.

By:	/s/ JOHN R. CUTI
Name: John R. Cuti
Title: Secretary

Address for Notices:

33 Maiden Lane
New York, NY 10038
Attention: Michael A. Zigrossi and John R. Cuti
Telecopier No.: (212) 651-4674
Telephone No.: (212) 651-4689

MORTGAGEIT HOLDINGS, INC.

By:	/s/ JOHN R. CUTI
Name: John R. Cuti
Title: Secretary

Address for Notices:

33 Maiden Lane
New York, NY 10038
Attention: Michael A. Zigrossi and John R. Cuti
Telecopier No.: (212) 651-4674
Telephone No.: (212) 651-4689

UBS REAL ESTATE SECURITIES INC.

By:	/s/ GEORGE A. MANGIARACINA
	Name:	George A. Mangiaracina
	Title:	Managing Director

By:	/s/ ROBERT CARPENTER
	Name:	Robert Carpenter
	Title:	Director

Address for Notices:

1285 Avenue of the Americas
New York, New York 10019
Attention:	Robert Carpenter
George A. Mangiaracina
Telecopier No.: 212-713-9607
Telephone No.: 212-713-3734 or 212-713-8749

JPMORGAN CHASE BANK

By:	/s/ Mark Pullen
Name: Mark Pullen
Title: Vice President

Address for Notices:

4 New York Plaza
(13th Floor)
New York, NY 10004

EXHIBIT A

DRY SUBMISSION PACKAGE

With respect to each Mortgage Loan being offered for sale or being pledged by Trust to UBS, Trust shall deliver and release (or shall cause the related Seller to deliver and release) to Custodian the following documents:

(i)                       The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of                    without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”);

(ii)                    A copy of the Mortgage or, with respect to a Cooperative Loan, the Proprietary Lease, naming (i) such Seller, or, (ii) if such Seller was not the originator, the originator or, (iii) with respect to MERS Designated Mortgage Loans, MERS, as the “mortgagee” or “beneficiary” thereof, and either bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the property with respect to the Mortgage Property is located or a duplicate or conformed copy of the Mortgage or Proprietary Lease, as applicable, together with a certificate from the recorder’s office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located and, with respect to MERS Designated Mortgage Loans, the requirements set forth in the Electronic Tracking Agreement have been satisfied and Custodian shall confirm that each MERS Designated Mortgage Loan has been issued a MERS Identification Number;

(iii)                 If such Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to such Seller, (or, in the case of a MERS Designated Mortgage Loan, MERS), and/or copies of all such intervening mortgage assignments, together with a certificate from the recorder’s office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded in the appropriate records of the jurisdiction where the Mortgaged Property is located;

(iv)                Except in the case of a MERS Designated Mortgage Loan, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”);

(v)                   The original attorney’s opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same;

(vi)                With respect to each Cooperative Loan:

(1)                                  the original Security Agreement and the assignment of the Security Agreement in blank;

(2)                                  the original stock certificate evidencing the ownership of the Cooperative Apartment, endorsed or accompanied by a stock power relating to such stock certificate executed in blank;

(3)                                  a Recognition Agreement in substantially the same form as the standard “AZTECH” form and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) in blank;

(4)                                  copies of the UCC-1 financing statement filed by the applicable originator of such Mortgage Loan as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by such Seller in a form sufficient for filing; and

(5)                                  such other documents as are necessary for the perfection of a lien against the related Cooperative Ownership Interest under applicable law; and

(vii)             If any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by such Seller to be a true and correct copy thereof.

In the event that Trust or the related Seller cannot deliver an original or copy of any document (certified by the recording office) submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction, provided that Trust or the related Seller shall deliver to UBS, within 180 days of the Delivery Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, (iv) specify the anticipated date the applicable recorded document will be delivered to Custodian and (v) such document must be delivered within 180 days of the related Delivery Date.

All documents delivered to Custodian have been and as to future deliveries will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller’s loan number identifying such Mortgage Loan.

In those cases where a copy of a Mortgage or Proprietary Lease, as applicable, or any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to Custodian, Trust or the related Seller shall cause the original of such instrument to be recorded.

EXHIBIT B-1

CASH WINDOW SUBMISSION PACKAGE

With respect to each Mortgage Loan being offered for sale or being pledged by Trust to UBS pursuant to a Cash Window Transaction, Trust shall deliver and release (or shall cause the related Seller to deliver and release) to Custodian the following documents:

(i)                       The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of                without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”) and if Freddie Mac is the Agency for the related Mortgage Loan, the Freddie Mac loan number should appear on the top right hand corner of the Mortgage Note;

(ii)                    A copy of the Mortgage or, with respect to a Cooperative Loan, the Proprietary Lease, naming (i) such Seller, or, (ii) if such Seller was not the originator, the originator or, (iii) with respect to MERS Designated Mortgage Loans, MERS, as the “mortgagee” or “beneficiary” thereof, and either bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the property with respect to the Mortgage Property is located or a duplicate or conformed copy of the Mortgage or Proprietary Lease, as applicable, together with a certificate from the recorder’s office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located and, with respect to MERS Designated Mortgage Loans, the requirements set forth in the Electronic Tracking Agreement have been satisfied; provided that with respect to a MERS Designated Mortgage Loan, Custodian shall confirm that such Mortgage Loan has been issued a MERS Identification Number;

(iii)                 If such Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to such Seller, (or, in the case of a MERS Designated Mortgage Loan, MERS), and/or copies of all such intervening mortgage assignments, together with a certificate from the recorder’s office, certifying that any such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded in the appropriate records of the jurisdiction where the Mortgaged Property is located;

B-1-1

(iv)                Except in the case of a MERS Designated Mortgage Loan, the original Assignment of Mortgage in blank (with respect to each Mortgage Loan (except MERS Designated Mortgage Loans) that has been designated for sale to Fannie Mae, to Fannie Mae) for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”), ]”);

(v)                   If any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by such Seller to be a true and correct copy thereof.

(vi)                The original attorney’s opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same;

(vii)             A Warehouse Lender’s Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Trust’s Release, from such Seller, addressed to UBS, releasing any and all right, title and interest in such Mortgage Loans;

(viii)          Delivery Instructions;

(ix)                  A copy of a Confirmation;

(x)                     The Applicable Agency Documents, listed on Exhibit B-2 and Exhibit B 3; and

(xi)                  With respect to each Cooperative Loan:

(1)                                  the original Security Agreement and the assignment of the Security Agreement in blank;

(2)                                  the original stock certificate evidencing the ownership of the Cooperative Apartment, endorsed or accompanied by a stock power relating to such stock certificate executed in blank;

(3)                                  a Recognition Agreement in substantially the same form as the standard “AZTECH” form and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) in blank;

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(4)                                  copies of the UCC-1 financing statement filed by the applicable originator of such Mortgage Loan as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by such Seller in a form sufficient for filing; and

(5)                                  such other documents as are necessary for the perfection of a lien against the related Cooperative Ownership Interest under applicable law.

In the event that Trust or the related Seller cannot deliver an original or copy of any document (certified by the recording office) submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction, provided that Trust or the related Seller shall deliver to UBS, within 180 days of the Delivery Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, (iv) specify the anticipated date the applicable recorded document will be delivered to Custodian and (v) such document must be delivered within 180 days of the related Delivery Date.

All documents delivered to Custodian will be placed by Seller in an appropriate file folder, properly secured, and clearly marked with Seller’s appropriate Freddie Mac or Fannie Mae loan number identifying such Mortgage Loan in the form and order required by the Agency.  In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to Custodian, Trust or the related Seller shall cause the original of such instrument to be recorded.

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EXHIBIT B-2

FREDDIE MAC DOCUMENT LIST

(i)             Freddie Mac Form 1034 (Custodial Certification Schedule).

(ii)          Freddie Mac Form 996 (Warehouse Lender Release of Security Interest).(1)

(iii)       Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery).

(1)                                  Consisting either of the form submitted by Trust or the related to Custodian naming UBS as Warehouse Lender or substituted form completed by Custodian UBS as Warehouse Lender.

B-2-1

EXHIBIT B-3

FANNIE MAE DOCUMENT LIST

Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule).

B-3-1

EXHIBIT B-4

[LETTERHEAD OF UBS]

FANNIE MAE MASTER BAILEE LETTER

               , 200

JPMorgan Chase Bank

4 Metrotech Center

Brooklyn, New York 11245

Attention:  Mark Pullen

Ladies and Gentlemen:

In connection with its Conforming Whole Loan Purchase:  Cash Window Program, the undersigned UBS Real Estate Securities Inc. (“UBS”) shall from time to time, cause JPMorgan Chase Bank, as custodian (“Custodian”), to deliver to the Federal National Mortgage Association (“Fannie Mae”) original promissory notes (“Mortgage Notes”) evidencing certain mortgage loans (“Mortgage Loans”), along with certain other documents comprising the related files (“Mortgage Documents”).  Custodian is hereby instructed to prepare and insert a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan (“Notice of Bailment”), in each file of Mortgage Documents delivered by Custodian to Fannie Mae.

Except as otherwise provided herein, each Mortgage Document so delivered to Fannie Mae is to be held by Fannie Mae, as agent for Custodian, and subject to only UBS’s direction and control.

Upon UBS’s receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions set forth in Fannie Mae’s Form 482 or 1068 all of UBS’s legal or equitable interest in the Mortgage Loan shall terminate.

The persons listed on the attached Schedule B are the authorized representatives (“Authorized Representatives”) of UBS.  Custodian shall not honor any communication relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent, confirmed in writing at the request of Custodian, of an Authorized Representative of UBS.

B-4-1

Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

Sincerely,

UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

Agreed to:

JPMORGAN CHASE BANK
(Custodian)

By:
Name:
Title:
Dated: As of the date first set forth above

B-4-2

SCHEDULE A

TO EXHIBIT B-4

NOTICE OF BAILMENT

[Fannie Mae Address]

Re:	[Insert Description of Loan, including Borrower’s Name,
Loan Amount and Fannie Mae’s Loan Number]

Ladies and Gentlemen:

Pursuant to the Master Bailee Letter, dated                   , 200   (the “Master Bailee Letter”), between UBS Real Estate Securities Inc. (“UBS”) and JPMorgan Chase Bank, (the “Custodian”), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the “Mortgage Documents”) being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of UBS).

Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Fannie Mae Guide shall be sent to Custodian by overnight courier to:  [insert address for return of documents].

Any questions relating to the Mortgage Documents should be referred to UBS at (212) 713 2419.

Sincerely,

JPMORGAN CHASE BANK

By:
Name:
Title:

B-4-3

SCHEDULE B

TO EXHIBIT B-4

AUTHORIZED REPRESENTATIVES OF UBS

Name	Title	Authorized Signature

B-4-4

EXHIBIT C-1

CONDUIT SUBMISSION PACKAGE

With respect to each Mortgage Loan being offered for sale or being pledged by Trust to UBS, pursuant to a Conduit Transaction, Trust shall, or shall cause the related Seller to, deliver and release to Custodian the following documents:

(i)                                     The original Mortgage Note endorsed, “Pay to the order of                             , without recourse” and signed in the name of such Seller by an authorized officer and, if such Seller did not originate the Mortgage Loan, bearing an unbroken chain of endorsements from the originator thereof to such Seller; (if applicable) the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Entity to sign or a copy of such power of attorney together with an officer’s certificate (or a certificate from the recorder’s office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged Property is located;

(ii)                                  A Mortgage meeting one of the following requirements:

(A)                              The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

(B)                                A copy of the Mortgage or, with respect to a Cooperative Loan, the Proprietary Lease, together with an officer’s certificate (which may be a blanket officer’s certificate of such Seller covering all such Mortgage Loans), or a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original Mortgage or Proprietary Lease, as applicable, and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located; or

(C)                                With respect to each MERS Designated Mortgage Loan, the requirements set forth in the Electronic Tracking Agreement have been satisfied.

(iii)                               If such Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to such Seller (or, in the case of a MERS Designated Mortgage Loan, MERS), and/or two copies of each such intervening mortgage assignments, each copy together with an officer’s certificate, or a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

C-1-1

(iv)                              Except in the case of a MERS Designated Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded and signed in the name of such Seller by an authorized officer;

(v)                                 A Warehouse Lender’s Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, if there is no Warehouse Lender with respect to such Mortgage Loans, a Trust’s Release, addressed to UBS, releasing any and all right, title and interest in such Mortgage Loans;

(vi)                              Delivery Instructions;

(vii)                           A copy of a Commitment;

(viii)                        A copy of a Confirmation;

(ix)                                Each Mortgage Loan, as identified by such Seller, relating to a Mortgage Note with an original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or (B) an Officer’s Certificate (which may be a blanket Officer’s Certificate of such Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by such Seller which shows that the appraised value of the Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value;

(x)                                   An Underwriter’s Form;(1)

(xi)                                With respect to each Cooperative Loan:

(1)                                  the original Security Agreement and the assignment of the Security Agreement in blank;

(2)                                  the original stock certificate evidencing the ownership of the Cooperative Apartment, endorsed or accompanied by a stock power relating to such stock certificate executed in blank;

(3)                                  a Recognition Agreement in substantially the same form as the standard “AZTECH” form and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) in blank;

(4)                                  copies of the UCC-1 financing statement filed by the applicable originator of such Mortgage Loan as secured party and, if applicable, a filed UCC-3 assignment of the subject security

(1)                                  Not applicable to Submission Packages in which the Delivery Instructions require delivery of the Submission Package to Springfield, Illinois.

C-1-2

interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by such Seller in a form sufficient for filing; and

(5)                                  such other documents as are necessary for the perfection of a lien against the related Cooperative Ownership Interest under applicable law.

C-1-3

EXHIBIT C-2

[LETTERHEAD OF UBS]

MASTER BAILEE LETTER

                    , 200

Takeout Investor

Address 1

Address 2

City, State

JPMorgan Chase Bank

4 Metrotech Center

Brooklyn, New York 11245

Attention:

Ladies and Gentlemen:

The undersigned UBS Real Estate Securities Inc. (“UBSRESI” or “UBS”) shall from time to time, cause JPMorgan Chase Bank as custodian (“Custodian”), to deliver to [         ] (“Takeout Investor”) original promissory notes (“Mortgage Notes”) evidencing certain mortgage loans (“Mortgage Loans”), along with certain other documents comprising the related files (“Custodial Files”) and, in each case, a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan (“Notice of Bailment”), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans pursuant to commitments (“Commitments”) from certain sellers of Mortgage Loans (“Sellers”).

Takeout Investor hereby acknowledges and consents to the assignment by Seller to UBS (free of any security interest, lien, claim or encumbrance of any kind) of Seller’s rights, under each Commitment, to deliver the Mortgage Loan(s) specified therein to Takeout Investor and to receive the takeout proceeds therefor from Takeout Investor.  Prior to its delivery to Takeout Investor, all of Seller’s right, title and interest in each Mortgage Loan shall have been sold to UBSRESI in accordance with each Seller’s agreement with UBSRESI.  Takeout Investor understands and recognizes that until there is a completed sale of the Mortgage Loans in accordance with the terms of the Loan Purchase Agreement between UBSRESI and Seller (the “Purchase Agreement”), UBSRESI is the exclusive owner of all right, title and interest in the Mortgage Notes, Mortgage Loans and related Custodial Files.

Except as otherwise provided herein, each Custodial File so delivered to Takeout Investor is to be held by Takeout Investor, as agent for Custodian, and subject to only UBSRESI’s direction and control until released as provided herein.  The purchase price specified in a Commitment plus any servicing release premium specified therein (the “Purchase Price”) of each Mortgage Loan purchased by Takeout Investor must be remitted immediately upon settlement by Takeout Investor without any set-off or counterclaim against such Purchase Price, by wire

C-2-1

transfer in immediately available funds, in accordance with the wire instructions set forth in the Notice of Bailment which shall be placed in each Custodial File by Custodian prior to the shipment of each Custodial File to Takeout Investor.  Takeout Investor shall be responsible for making certain that the full amount of the Purchase Price from the sale of each Mortgage Loan is paid in accordance with the wire transfer instructions set forth on each Notice of Bailment.  Takeout Investor shall have no right, title or interest, whether equitable or legal, in any Custodial File, Mortgage Note or Mortgage Loan until UBSRESI receives payment in full of the Purchase Price for such Mortgage Note, Mortgage Loan and related Custodial File in the account designated in the wire transfer instructions.

Upon UBSRESI’s receipt of the full amount of the Purchase Price from the sale of a Mortgage Loan in accordance with the wire transfer instructions in the applicable Notice of Bailment, all of UBSRESI’s legal and equitable interest in the Mortgage Loan shall terminate.  Payment of the Purchase Price shall be made without any set-off or counterclaim against such Purchase Price.

Each Mortgage Loan and related documentation (“Mortgage Documents”) held by Takeout Investor which are received by Takeout Investor from Custodian with respect to a Mortgage Loan that is not purchased in accordance with the Purchase Agreement must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment.  UBSRESI reserves the right at any time, until a Mortgage Loan has been purchased in accordance with the Purchase Agreement by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and Takeout Investor agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by UBSRESI.

The persons listed on the attached Schedule A-1 are the authorized representatives (“Authorized Representatives”) of UBSRESI.  Takeout Investor shall not honor any communication from Sellers relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of UBSRESI, or until UBSRESI has received the full amount of the Purchase Price from the sale of such Mortgage Loan.

In the event Takeout Investor is not able for any reason to comply with the terms of this Master Bailee Letter, Takeout Investor shall immediately return the Custodial Files, together with all the Mortgage Notes and the other related Mortgage Loan papers, documents, and records held by Takeout Investor which have been received by Takeout Investor from either Custodian or Sellers, to Custodian at the above address for delivery in the Notice of Bailment; provided however, that in no case shall the Takeout Investor return such Custodial File to Custodian or Sellers later than thirty (30) calendar days after receipt of such Custodial File.

Takeout Investor shall not deliver a Custodial File, or any portion thereof, to any third party without the prior written consent of UBSRESI unless such third party is a parent or wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

C-2-2

Takeout Investor agrees to pay, indemnify, and hold UBSRESI, its officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney’s fees and the allocated cost of in-house counsel) of any kind or nature whatsoever incurred with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) (collectively, the “Proceedings”) arising from Takeout Investor’s noncompliance with the terms of this Master Bailee Letter, whether or not any Indemnified Person is a party to the related Proceedings.

No deviation in performance of the terms of any previous bailment agreement will alter any of Takeout Investor’s duties or responsibilities as provided herein.

By accepting the Mortgage Loans, Takeout Investor shall be bound by the terms hereof.  UBS requests that Takeout Investor acknowledge receipt of the Mortgage Documents and this Master Bailee Letter by signing and returning the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope; provided, however, that Takeout Investor’s failure to do so does not nullify Takeout Investor’s acceptance of the terms of this Master Bailee Letter.

Sincerely,

UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

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The undersigned Custodian executes this Master Bailee Letter solely for purposes of appointing Takeout Investor its custodian and bailee to hold the Mortgage Documents in accordance with the terms of this Master Bailee Letter.

Agreed to:

JPMORGAN CHASE BANK
(Custodian)

By:
Name:
Title:
Dated: As of the date first set forth above

Acknowledgement of Receipt:

(Takeout Investor)

By:
Name:
Title:
Dated: As of the date first set forth above

C-2-4

SCHEDULE A

TO MASTER BAILEE LETTER

NOTICE OF BAILMENT

Re:	[Insert Description of Loan, including Borrower’s Name,
Loan Amount and Takeout Investor’s Loan Number]

Ladies and Gentlemen:

Pursuant to the Master Bailee Letter, dated [Date] (the “Master Bailee Letter”), among UBS Real Estate Securities Inc. (“UBSRESI”), JPMorgan Chase Bank (the “Custodian”) and [Takeout Investor] (“Takeout Investor”), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the “Mortgage Documents”) being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of UBSRESI) and subject to the terms of the Master Bailee Letter, the terms of which are incorporated by reference.

Any funds wired by Takeout Investor in accordance with the Master Bailee Letter shall be transmitted in immediately available funds to:  [                    ]; ABA:  [                    ]; Account #:  [                    ]; Account Name:  UBS Real Estate Securities Inc. Conduit Funding.

Any Mortgage Documents (or portion thereof) being returned in accordance with the Master Bailee Letter shall be sent to Custodian by overnight courier to: [custodian name and address], Attention:  Mortgage Custody-                       , no later than thirty (30) calendar days after the date hereof.

The purchase price specified in a Commitment plus any servicing release premium specified therein (the “Purchase Price”) of each Mortgage Loan purchased by Takeout Investor must be remitted immediately upon settlement by Takeout Investor without any set-off or counterclaim against such Purchase Price, by wire transfer in immediately available funds, in accordance with the wire instructions set forth above, which shall be placed in each Custodial File by Custodian prior to the shipment of each Custodial File to Takeout Investor.  Takeout Investor shall be responsible for making certain that the full amount of the Purchase Price from the sale of each Mortgage Loan is paid in accordance with the wire transfer instructions set forth above.  Takeout Investor shall have no right, title or interest, whether equitable or legal, in any Custodial File, Mortgage Note or Mortgage Loan until UBSRESI receives payment in full of the Purchase Price for such Mortgage Note, Mortgage Loan and related Custodial File in the account designated in the wire transfer instructions.

C-2-5

By accepting the Mortgage Loans, Takeout Investor shall be bound by the terms hereof.  Any questions relating to the Mortgage Documents should be referred to UBS Real Estate Securities Inc. at (201) 352 – 6240.

Sincerely,

JPMORGAN CHASE BANK
(Custodian)

By:
Name:

C-2-6

SCHEDULE A-1

TO MASTER BAILEE LETTER

AUTHORIZED REPRESENTATIVES

OF UBS REAL ESTATE SECURITIES INC.

George A. Mangiaracina

Robert Carpenter

Jonathan Banks

Ari Lash

C-2-7

EXHIBIT D

CONVERSION SUBMISSION PACKAGES

1.                                       To convert from a Dry Transaction to a Cash Window Transaction, Trust shall deliver (or shall cause the related Seller to deliver) to Custodian:

A.                                   if Fannie Mae is the Takeout Investor, an original Assignment of Mortgage to Fannie Mae, in recordable form but unrecorded, signed in the name of Seller by an authorized officer;

B                                        the Applicable Agency Documents; and

C.                                     delivery Instructions.

2.                                       To convert from a Dry Transaction to a Conduit Transaction, Trust shall deliver (or shall cause the related Seller to deliver) to Custodian:

A.                                   Mortgage meeting one of the following requirements:

(a)                                  The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

(b)                                 A copy of the Mortgage or, with respect to a Cooperative Loan, the Proprietary Lease, together with an officer’s certificate (which may be a blanket officer’s certificate of Seller covering all such Mortgage Loans), or a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original Mortgage or Proprietary Lease, as applicable, and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located; or

(c)                                  With respect to MERS Designated Mortgage Loans, the requirements set forth in the Electronic Tracking Agreement.

B.                                     a copy of a Commitment;

C.                                     Delivery Instructions;

D.                                    Each Mortgage Loan, as identified by Trust or the related Seller, relating to a Mortgage Note with an original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of Primary Mortgage Insurance Policy, issued by the applicable insurer, without verification of the expiration date thereon, or (B) an Officer’s Certificate (which may be a blanket Officer’s Certificate of such Seller covering all such Mortgage Loans), certifying

D-1

that an appraisal report has been obtained by such Seller which shows that the appraised value of the Mortgage Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value;

E.                                      An Underwriter’s Form;

F.                                      A copy of a Confirmation; and

G.                                     With respect to each Cooperative Loan:

(1)                                  the original Security Agreement and the assignment of the Security Agreement in blank;

(2)                                  the original stock certificate evidencing the ownership of the Cooperative Apartment, endorsed or accompanied by a stock power relating to such stock certificate executed in blank;

(3)                                  a Recognition Agreement in substantially the same form as the standard “AZTECH” form and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) in blank;

(4)                                  copies of the UCC-1 financing statement filed by the applicable originator of such Mortgage Loan as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by such Seller in a form sufficient for filing; and

(5)                                  such other documents as are necessary for the perfection of a lien against the related Cooperative Ownership Interest under applicable law.

D-2

EXHIBIT E

UBS REAL ESTATE SECURITIES INC.
REQUEST FOR CERTIFICATION
CLIENT:[      ], PAYEE NUMBER (ONLY APPLICABLE TO FANNIE MAE CASH WINDOW
TRANSACTIONS):
Expected Delivery Date of Mortgage File is                         , 200

REF NO.

PROG CODE

LOAN #

LAST NAME

FACE AMOUNT

# OF MONTHS TO MATURITY

NOTE RATE

TAKEOUT INVESTOR

PROPERTY ADDRESS

NOTE DATE

SALE PRICE

COMMITMENT #

COMMITMENT EXPIRATION DATE

DELIVERY DATE

RELEASE PAYMENT

WAREHOUSE LENDER

COMPLETION/EXCEPTION CODE

E-1

EXHIBIT F

I.		Program Codes

	D	Dry Transaction

	W	Cash Window Transaction

	C	Conduit Transaction

II.	V	Conversion Code

III.		Certification Codes

	A	Mortgage Loan Absentee Code

	N	Mortgage Loan Suspension Code

	Y	Mortgage Loan Approval Code

IV.		Unidentified/Suspension Mortgage Loan Directives

	H	Hold Directive

	D	Delivery Directive

V.		Exception Codes

See Chart Below

UBS Real Estate
Document Codes

1. Note missing
2. Note is not original
3. Note is missing borrower’s name
4. Note-borrower’s name does not match the file
5. Note is missing borrower’s signature
6. Endorsement in blank on the note is missing
7. Endorsement in blank on the note is missing sellers authorized signature
8. Intervening endorsement (from/to) on the note is missing
9. Intervening endorsement (from/to) on the note is missing authorized signature
10. Mortgage/Deed is missing or incomplete (faxable cure)
11. Mortgage/Deed is not certified or notarized.
12. Mortgage/Deed is missing assumption agreement
13. Mortgage/Deed – the borrower’s name and signature does not match the note
14. Mortgage/Deed – the amount is not less or equal to the amount on the note
15. Mortgage/Deed is not signed.
16. Intervening assignment (from/to) is missing, not signed or not certified
17. MIN # does not match grid, or is missing. (Custodian will update.)
18. Not a MERS loan; no MERS language on note and/or mortgage. (to be used only for loans where assignments are not being required due to execution of ETA agreement.)
19. Corporate assignment has no legal description and is not complete
20. Assignment in blank is not signed
21. Assignment in blank is not original
22. Assignment to Fannie Mae is missing
23. Assignment to Fannie Mae is not signed
24. Assignment to Fannie Mae is not original
25. Warehouse/Sellers release letter is missing and/or not signed
26. Warehouse/Sellers release letter is not signed
27. Commitment is missing
28. LTV/PMI officer’s certificate is missing or not signed
29.
30.
31. Consolidation/Modification agreement is missing or not certified
32.
33. Freddie Mac purchase contract confirmation is missing and/or has not price.
34.
35. Freddie Mac midanet/mortgage detail listing is missing
36. Freddie Mac form 1034/Certification schedule is missing
37. From the Freddie Mac form 1034 – all files are not present
38. Freddie Mac form 996 is missing
39. Freddie Mac form 996 wire instructions are incorrect
40. Freddie Mac form 987 is missing
41. Freddie Mac for 987 wire instructions are incorrect
42.
43. Fannie Mae mandatory delivery commitment is missing and/or has no price
44. Fannie Mae 2004 is missing.
45. Fannie Mae form 1068/1069 mornet is missing
46. Fannie Mae form 1068/1069 – all files are not present
47. Fannie Mae form 1068/1069 payee code is incorrect
48. Fannie Mae form 1068/1069 information does not correspond to the note
49. MERS Assignment – ok to fund
50.
51. No delivery instructions
52 OTHER – Please Call
53. Revised Warehouse/Sellers Release notice is required
54. No corporate assignment in blank, or document is incorrect
55. Takeout investor on grid does not match file (Custodian will update)
56. Husband and Wife’s name is not on note but on mortgage – documents are not consistent
57. Note face amount does not match grid (Custodian will update)
58. Expired commitment
59. Mortgage date does not match the note date
60. Blank assignment is not notarized
61. Borrower’s name is not on blank assignment
62. Delivery Instructions and commitment have different takeout investors
63. Balloon note is missing rider
64. Mortgage/Deed is missing riders and/or missing Schedule A (legal description)
65.
66. Missing power of attorney (faxable cure)
67. Warehouse lenders release is missing attached list of loans
68. Erroneous endorsement must be voided and initialed
69.
70. Endorsement in blank is to the takeout investor
71. Corporate assignment in blank is to the takeout investor.
72.
73.
74. Endorsement in blank missing D.B.A (doing business as)
75. Corporate assignment in blank missing D.B.A (doing business as)
76. Endorsement in blank is on the Intervening Allonge
77.
78. Endorsement in blank is missing authorized name and title
79. Correction on note or deed of trust is not initialed
80. On original note written and numeric amounts do not agree
81 Information (name and/or loan #) on mortgage does not match grid.
82.
83. Endorsement on note reads “with recourse”
84. Endorsement on note is a facsimile signature, not a live inked signature
85. Note is signed by a corporation
86.
87.
88.
89. Loan term on note does not match grid. (Custodian will update)
90. Interest rate on note does not match grid. (Custodian will update)
91. Sale price on Commitment does not match grid (Chase makes correction)
92.
93. Title policy, binder or commitment is missing
94. Promissory note requires notarization.
95. Property street address, city and state do not match (if included on the note.)
96. Note date doesn’t match grid. (Custodian will update.)
97. Not approved UBSRES Investor
98. Note date is greater than 30 days
99. Note date is missing.

A1. Interest rate, alpha and numeric, if included on note do not match. ???
A2. Property street address, city and state, do not match (if property address is included on the note.
A3. TBD
A4. Promissory note requires a notarization, notary is missing.
A5.Note date doesn’t match grid
A6.Note date is missing
A7. (PMAC fundings)
A8. MERS Assignment (swapped with 49)

EXHIBIT G-1

[WAREHOUSE LENDER’S RELEASE]

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon receipt, in one or more installments, from UBS Real Estate Securities Inc., in accordance with the wire instructions which we delivered to you in a letter dated [Date], in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C.*

Loan #	Mortgagor	Street Address	City	State	Zip

Very truly yours,

[WAREHOUSE LENDER]

By:
Name:
Title:

*A  =  weighted average trade price

  B  =  principal amount of the mortgage loans

  C  =  1 minus the discount set forth on the related funding confirmation

G-1-1

EXHIBIT G-2

[WAREHOUSE LENDER’S WIRE INSTRUCTIONS]

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Re:	UBS Real Estate Securities Inc. Conforming Whole Loan Purchase: Cash
Window Program with MortgageIT SPV I

Ladies and Gentlemen:

Set forth below are [Warehouse Lender’s] wire instructions applicable to the above-referenced Conforming Whole Loan Purchase:  Cash Window Program.

Wire Instructions:

Bank Name:
City, State:
ABA #:
Account #:
Account Name:

Please acknowledge receipt of this letter in the space provided below.  This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

Very truly yours,

MORTGAGEIT, INC.
for and on behalf of MortgageIT SPV I as
the Administrator

By:
Name:
Title:

G-2-1

[WAREHOUSE LENDER(S)]*

By:
Name:
Title:

UBS REAL ESTATE
SECURITIES INC.

By:
Name:
Title:

*                                         The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Warehouse Lender’s Release.  Not applicable if there is no warehouse lender.

G-2-2

EXHIBIT H-1

[TRUST’S RELEASE]

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Custodial Agreement, dated as of August 4, 2004, among UBS Real Estate Securities Inc. (the “UBS”), JPMorgan Chase Bank (the “Custodian”), MortgageIT SPV I, MortgageIT, Inc. and MortgageIT Holdings, Inc.

With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from UBS to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearer $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.

Loan #	Mortgagor	Street Address	City	State	Zip

Very truly yours,

MORTGAGEIT SPV I

By: MortgageIT, Inc. as Administrator under the Administration Agreement

By:
Name:
Title:

H-1-1

*A  =  weighted average trade price
  B  =  principal amount of the mortgage loan(s)
  C  =  1 minus the discount set forth on the related funding confirmation

H-1-2

EXHIBIT H-2

[TRUST’S WIRE INSTRUCTIONS]

Date:

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Re:	Custodial Agreement dated as of August 4, 2004, among UBS Real Estate Securities Inc., MortgageIT, Inc., MortgageIT Holdings, Inc., MortgageIT SPV I and JPMorgan Chase Bank

Ladies and Gentlemen:

Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

Set forth below are Trust’s Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:

Bank Name:
City, State:
ABA #:
Account #:
A/C Name:

Please acknowledge receipt of this letter in the space provided below and return it to MortgageIT, Inc.  This letter supersedes and replaces any prior notice specifying the name of Trust and Trust’s Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

H-2-1

Very truly yours,

MORTGAGEIT SPV I(1)

By: MortgageIT, Inc. as Administrator under the Administration Agreement

By:
Name:
Title:

(1)           The authorized officer of Administrator executing this letter must be the same authorized officer that signs Trust’s Release.  Applicable only if there is no Warehouse Lender.

H-2-2

Receipt acknowledged by:

UBS REAL ESTATE
SECURITIES INC.

By:
Name:
Title:

H-2-3

EXHIBIT I-1

[UBS’S WIRE INSTRUCTIONS TO TRUST]

Wire Instructions:

Bank Name:
City, State:
ABA#:
Account #:
A/C Name:
Ref:	MortgageIT, Inc.

I-1-1

EXHIBIT I-2

[UBS’S WIRE INSTRUCTIONS TO CUSTODIAN]

Date:

JPMorgan Chase Bank
4 Metrotech Center

Brooklyn, New York 11245

Re:                               Whole Loan Purchase Program

Ladies and Gentlemen:

Set forth below are UBS’s Wire Instructions to Custodian (as defined in the Custodial Agreement) dated as of August 4, 2004 among UBS Real Estate Securities, Inc., MortgageIT, Inc., MortgageIT Holdings, Inc., MortgageIT SPV I and JPMorgan Chase Bank.

Wire Instructions:

Bank Name:
City, State:
ABA #:
Account #:
Account Name:

Please acknowledge receipt of this letter in the space provided below and return it to UBS Real Estate Securities Inc. (“UBS”).  This letter supersedes and replaces any prior notice specifying the name of UBS and UBS’s Wire Instructions to Custodian and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

Very truly yours,

UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

I-2-1

Receipt acknowledged by:

JPMORGAN CHASE BANK

By:
Name:
Title:

I-2-2

EXHIBIT I-3

UBS’S DELIVERY INSTRUCTIONS TO CUSTODIAN

JPMorgan Chase Bank
4 Metrotech Center

Brooklyn, New York 11245

Attention:

Re:                               Delivery of Submission Package

Dear                 :

Please deliver, via overnight courier, each of the Submission Packages relating the Mortgage Loans listed below to:

Initially capitalized terms are defined in the Custodial Agreement, dated August 4, 2004 among UBS Real Estate Securities Inc., MortgageIT, Inc., MortgageIT Holdings, Inc., MortgageIT SPV I and JPMorgan Chase Bank.

Very truly yours,

UBS REAL ESTATE SECURITIES, INC.

By:
Name:
Title:

I-3-1

EXHIBIT J

[NOTICE BY ASSIGNEE TO CUSTODIAN OF UBS’S DEFAULT]

JPMorgan Chase Bank
4 Metrotech Center

Brooklyn, New York 11245

Re:                               Whole Loan Purchase Program

Ladies and Gentlemen:

Notice is hereby given that UBS has materially defaulted in its obligations under an agreement between Assignee and UBS relating to the financing by Assignee of UBS’s purchase of Mortgage Loans described on Schedule 1 hereto.  Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of UBS to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address].

Very truly yours,

[ASSIGNEE]

By:
Name:
Title:

RECEIPT ACKNOWLEDGED:

JPMORGAN CHASE BANK

By:
Name:
Title:

cc:	UBS Real Estate Securities Inc.

J-1

EXHIBIT K

LIMITED POWER OF ATTORNEY

Reference is hereby made to the Custodial Agreement (the “Agreement”), dated August 4, 2004, among JPMorgan Chase Bank (“Custodian”), UBS Real Estate Securities Inc. (“UBS”), MortgageIT SPV I (“Trust”), MortgageIT, Inc. and MortgageIT Holdings , Inc.  Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

Know all people by these presents, that Trust, a statutory trust organized and existing under the laws of the State of Delaware, does hereby make, constitute and appoint,                       ,                        or                       , or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

“Pay to the order of

[SELLER]

By:
Its: [ ]

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions set forth in Section 4(b)(ii) of the Agreement.

IN WITNESS WHEREOF, MORTGAGEIT SPV I, has caused this Power of Attorney to be executed in its name by its duly authorized officer this     day of                       .

MORTGAGEIT, INC.
for and on behalf of Trust as the Administrator

By:
Its:

STATE OF	)
	)	ss:
COUNTY OF	)

On the    th day of              , in the year 200  , before me personally came                                     , to me known, who, being by me duly sworn, did depose and say that he/she is                                         of MORTGAGEIT, INC., the corporation described in and

K-1

which executed the above instrument and that he/she executed said instrument by order of the board of directors of said corporation.

Notary Public

K-2

EXHIBIT L

UNIDENTIFIED MORTGAGE LOANS LIST

With regard to MortgageIT SPV I, the following mortgage loans were received by JPMorgan Chase Bank on [Date] and were not referenced on UBS Real Estate Securities Inc.’s Request for Certification.

Loan #	Last Name	Face Amount	Takeout Investor	Expiration Date
(if applicable)

L-1

EXHIBIT M

UNIDENTIFIED/SUSPENSION MORTGAGE LOAN DIRECTIVE

Seller’s Name:
Product Name:

M-1

Reference # (if applicable)	Unidentified/ Suspension	Loan # MERS Identification # (if applicable)	Last Name	Face Amount	Commitment Expiration Date	Instruction (Hold/Return/Delivery)

M-2

EXHIBIT N

[LETTERHEAD OF ADMINISTRATOR]

[DATE]

To:	JPMorgan Chase Bank
4 Metrotech Center
Brooklyn, New York 11245

Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:

Company Name:
Address::
City, State Zip:
Attn.:

The documents in the Submission Package shall be arranged as follows:

N-1

[LETTER OF ADMINISTRATOR]

[DATE]

LOANS TO BE DELIVERED BY JPMORGAN CHASE BANK FOR MORTGAGEIT SPV I

	Loan # MIN # (If applicable):	Borrower’s Name:	Loan Amount:

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

N-2

EXHIBIT O

UBS’S INSTRUCTIONS TO CUSTODIAN TO DESTROY SPECIFIED FILES

JPMorgan Chase Bank
4 Metrotech Center

Brooklyn, New York 11245

Attention:

Re:                               Destruction of Files

Dear                 :

You are hereby authorized to destroy any documents relating the Mortgage Loans listed below which were delivered to you in connection with the Custodial Agreement referenced below and which remain in your possession:

Loan #	Last Name	Face Amount

Initially capitalized terms are defined in the Custodial Agreement, dated August 4, 2004 among MortgageIT SPV I, MortgageIT, Inc., MortgageIT Holdings, Inc., UBS Real Estate Securities Inc. and JPMorgan Chase Bank.

Very truly yours,

UBS REAL ESTATE SECURITIES INC.

By.
Name:
Title:

O-1

EXHIBIT P

[RESERVED]

P-1

EXHIBIT Q

AUTHORIZED REPRESENTATIVES OF UBS

Name	Title	Specimen Signature

Q-1

EXHIBIT R

AUTHORIZED REPRESENTATIVES OF TRUST

Name	Title	Specimen Signature

R-1

EXHIBIT S

AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name	Title	Specimen Signature

S-1

EXHIBIT T

AUTHORIZED REPRESENTATIVES OF MORTGAGEIT, INC.

Name	Title	Specimen Signature

T-1

EXHIBIT U

AUTHORIZED REPRESENTATIVES OF MORTGAGE HOLDINGS, INC.

Name	Title	Specimen Signature

A-1

SCHEDULE A

LIST OF CONDUITS

A-1